EXHIBIT A


                            AGREEMENT OF JOINT FILING

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13G, and any amendments thereto, with respect to the Class A Common Stock, par value $0.01 per share, of 1-800-FLOWERS.COM, Inc. and that such agreement be included as an exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has executed this agreement as of December 3, 2003.

                                       SOFTBANK CAPITAL PARTNERS LP
                                       By: SOFTBANK CAPITAL PARTNERS LLC,
                                           its General Partner


                                       By:  /s/ Steven J. Murray
                                           ------------------------------------
                                           Name:   Steven J. Murray
                                           Title:  Administrative Member


                                       SOFTBANK CAPITAL LP
                                       By:  SOFTBANK CAPITAL PARTNERS LLC,
                                            its General Partner



                                       By:  /s/ Steven J. Murray
                                           ------------------------------------
                                           Name:   Steven J. Murray
                                           Title:  Administrative Member


                                       SOFTBANK CAPITAL PARTNERS LLC



                                       By:  /s/ Steven J. Murray
                                           ------------------------------------
                                           Name:   Steven J. Murray
                                           Title:  Administrative Member



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                                       SOFTBANK CAPITAL MANAGERS LLC



                                       By:  /s/ Steven J. Murray
                                           ------------------------------------
                                           Name:   Steven J. Murray
                                           Title:  Administrative Member




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